UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant To Section 18 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2009

MAXRAY OPTICAL TECHNOLOGY CO. LTD.

(Exact name of small business issuer as specified in its charter)

         Delaware                                          333-147225                                           N/A

          (State or other Jurisdiction                  (Commission File Number)           (IRS Employer Identification

of incorporation)                                                                                           Number)

5618 Tenth Line West, Unit 9

Mississauga, Ontario, CANADA L5M 7L9

(Address of principal executive offices, including zip code)

(905) 824-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Regulation S-K  Item 304

(a)(1)(i) The former accountant has resigned in connection with their merger with EFP Group.  The Company has engaged the new firm resulting from the merger, EFP Rotenberg, LLP, to continue as the Company’s independent registered public accounting firm.  All of the partners and employees of Rotenberg & Co. LLP and EFP Group have joined the new firm, EFP Rotenberg, LLP.

(a)(1)(ii) The reports of Rotenberg & Co. LLP as of and for the years ended December 31, 2008 and 2007 contained an explanatory paragraph indicating that there was substantial doubt as to the Company’s ability to continue as a going concern.  Other than such qualification, no report of Rotenberg & Co. LLP for the last two years and the subsequent interim period preceding the resignation of Rotenberg & Co. LLP contained an adverse opinion or disclaimer of opinion, or were qualified or modified as to uncertainty, audit scope, or accounting principles.  During the Company’s two most recent fiscal years and the subsequent interim period preceding the resignation of Rotenberg & Co. LLP, there were no disagreements with Rotenberg & Co. LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Rotenberg would have caused it to make reference to such disagreements in its reports.

(a)(1)(iii) The engagement of the new firm was approved by:

A. Any audit or similar committee of the board of directors.

B. The board of directors.

(a)(1)(iv) During the registrant’s past two fiscal years there was no disagreement with the former accountant on any matter of accounting principles or practices, financial statements disclosures, or auditing scope or procedure.

(a)(2) Effective October 1, 2009, Rotenberg and Company LLP has merged with another CPA firm, EFP Group, to form a new firm.  All of the partners and employees of Rotenberg and Company LLP and EFP Group have joined the new firm, EFP Rotenberg LLP.  EFP Rotenberg LLP succeeds Rotenberg and Company LLP as the independent registered public accounting firm. The registrant did not consult with the newly engaged accountant during the registrant’s two most recent fiscal years.

Item 9.01 Financial Statements and Exhibits

   (d) Exhibits

         Exhibit                Description

10.1

Letter from Auditors

______________________________________________________________________________________

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 22, 2009                                         Maxray Optical Technology Co. Ltd.

                                                                                /S/    John Campana

                                                                               ________________________________

                                                                               John Campana, CEO

10.1                     Accountant Agreement Letter to S.E.C.

U.S Securities and Exchange Commission

100 F Street, NE

Washington, DC 20549-6010

Dear Ladies and Gentlemen:

We are the predecessor independent registered public accounting firm for Mayray Optical Technology Co. Ltd. (f/k/a Amber Optoelectronics Inc., the Company).  We have read the Company's disclosure set forth in Item 4.01, "Changes in Registrant's Certifying Accountant", of the Company's Current Report on Form 8-K/A dated on October 22, 2009 (the Current Report) and are in agreement with the disclosure in the Current Report insofar as it pertains to our firm.

/s/ Rotenberg & Co., LLP

Rochester, New York

  October 22, 2009

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